UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Event Driven Equity Fund
 (Class A: REDAX)
(Class I: REDIX)

ANNUAL REPORT
August 31, 2015

Ramius Event Driven Equity Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	40

This report is submitted for the general information of the shareholders of the Ramius Event Driven Equity Fund.  It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholders,

When we last wrote to you in April as part of the Fund's semiannual report, we detailed refinements made to the Fund's investment process that we believed would enhance the Fund's potential to generate attractive risk adjusted returns.

Beginning in January, we rebalanced the portfolio to increase our cash position, creating ready dry powder for opportunistic investing and an anchor in more volatile times. We also increased our exposure to merger arbitrage names, which has historically proven to be a lower volatility strategy that generally delivers equity-like returns. Also, we refined the Fund's portfolio of event driven and special situations public equities by focusing on what we deem the most high conviction and liquid activist and special situations names on the market. Finally, we placed more parameters on our hedging program, moving from a dynamic market hedge to a permanent hedge on a percentage of the beta of single names in the portfolio.

In our opinion, the results have been so far encouraging in a difficult market. On a year-to-date basis, ending August 31, 2015 (which is the end of the Fund's fiscal year), the Fund has performed in the 49th percentile of the Morningstar Long-Short equity category, placing it in the middle of its pack of peers. This shows strong improvement over the full fiscal year period where the Fund's losses, sustained mostly prior to January 1, 2015, put its performance near the bottom of the category (85th percentile). For the 12 months ended August 31, 2015, the Ramius Event Driven Equity Fund’s Class A shares returned -14.39% and the Class I shares returned -9.09% while the HFRX Event Driven Index returned -11.39% and the HFRX Event-Driven Multi-Strategy Index returned 7.68%.

Since enhancing the investment process, we have found that the Fund is generally steadier during market drawdowns, though it is by no means immune. For example, the Fund lost money in August (down 3.56% for the Class I shares) but its losses were a third of those suffered by the S&P 500. Relative and absolute performance looked better before summer volatility emerged and, as we experienced in the fall of 2014, event-driven and special situations names were disproportionately sold off during the summer drop in equities prices.

Performance detractors during calendar year 2015 included Qualcomm and Canadian Pacific. Both are high conviction names in our portfolio and we believe that catalysts exist that should help performance improve over time.

For Qualcomm, we believe potential catalysts for better performance include: continued return of capital to shareholders, separation of its licensing business and the potential to win contracts with Samsung that were lost in the prior year.

Canadian Pacific's share price has taken a hit as rail volumes have been weak and negatively affected by commodities prices. Nonetheless, we expect 20% earnings growth this year as the company realizes

212.845.7900	599 Lexington Avenue, New York, NY 10022	www.ramiusmutualfunds.com

cost savings. Additionally, we believe the company plans to repurchase over $5 billion dollars stock (almost 20% of its market cap) by the end of 2017.

The Merger Arbitrage sub-strategy was a positive performer for the Fund in 8 out of 12 months and its overall contribution to portfolio performance was positive. This helped to mitigate losses from the more volatile portfolio of event driven and special situations equities. Overall performance was most positive in the first quarter of 2015 with the portfolio giving up some ground as volatility struck the markets in late Q3. We believe we were able to take advantage of this to position the portfolio into names with identifiable catalysts for value creation and we look forward to updating you on our progress in our 2016 semiannual letter. Thank you, as always, for your trust and investment.

Sincerely,

Ramius Advisors, LLC

Important Disclosures
The views in this letter were as of August 31, 2015 and may not necessarily reflect the view on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

An investment in the Fund is subject to risks, including the possible loss of principal. The Fund utilizes investment strategies that are nontraditional and may be highly volatile. Event-Driven and Merger Arbitrage involves risks associated with the Advisor's evaluation of the outcome of a proposed Event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund's return on the investment may be negative. Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Select Activist risk pertains to investing in companies that put public pressure on another company’s management team/board in an attempt to achieve certain objectives. These investments may not be successful, or even if successful, the Fund’s investment may lose value. High yield (“junk”) bonds are debt securities rated below investment grade. Junk bonds are speculative, tend to be less liquid than higher rated securities; are subject to greater price volatility and greater sensitivity to interest rate and economic changes. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty credit risk and operational leveraging risk. The use of derivatives includes futures, options, swaps and forward contracts. Short sales are speculative transactions and involve special risks, including that the Fund's losses are potentially unlimited. Options trading involves greater than ordinary investment risks and is not suitable for all investors. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic and political factors, lower liquidity, different legal and accounting standards, and other factors. There are risks associated with

212.845.7900	599 Lexington Avenue, New York, NY 10022	www. ramiusmutualfunds.com

small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues. There can be no guarantee that the Fund will achieve its investment objective.

212.845.7900	599 Lexington Avenue, New York, NY 10022	www.ramiusmutualfunds.com

Ramius Event Driven Equity Fund
FUND PERFORMANCE at August 31, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Event-Driven Index and the HFRX Event Driven Multi-Strategy Index. Results include the reinvestment of all dividends and capital gains.

Effective May 26, 2015, the performance benchmark is changing from the HFRX Event-Driven Multi-Strategy Index to the HFRX Event Driven Index. While no index is ideal for an alternative strategy such as the one employed by the Fund, the Advisor believes that the HRFX Event Driven Index is more appropriate because it encompasses the Fund’s sub-strategies and is expected to demonstrate a tighter fit to its expected returns.

HFRX Event-Driven Index includes funds that maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

HFRX Event-Driven Multi-Strategy Index includes funds that maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Event-Driven Multi-Strategy managers do not maintain more than 50% exposure in any one Event-Driven sub-strategy. Funds included in the index have a minimum of $50 million assets under management and a two-year track record.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2015	6 Months	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge Class A¹	-5.08%	-9.40%	-2.68%	09/30/13
Class I²	-4.86%	-9.09%	-2.41%	09/30/13
After deducting maximum sales charge Class A¹	-10.28%	-14.39%	-5.50%	09/30/13
HFRX Event-Driven Index	-4.28%	-11.39%	-2.45%	09/30/13
HFRX Event-Driven Multi-Strategy Index	4.14%	7.68%	6.76%	09/30/13

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.

Ramius Event Driven Equity Fund
FUND PERFORMANCE at August 31, 2015 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. For performance current to the most recent month-end, please call (877) 6RAMIUS.

Gross and net expense ratios for Class A shares were 3.84% and 2.28%, respectively, and for Class I shares were 3.59% and 2.03%, respectively, which were stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses. The agreement is in effect until December 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 2.00%.

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2015

Number of Shares		Value

	COMMON STOCKS – 80.6%
	ADVANCED MATERIALS – 1.0%
2,398	Cytec Industries, Inc.	$177,932

	AIRCRAFT PARTS – 3.8%
2,773	Precision Castparts Corp.	638,483

	ANALOG INTEGRATED CIRCUITS – 0.3%
527	NXP Semiconductors N.V.*1	44,611

	BANKS – 0.5%
644	City National Corp.	56,530
1,735	National Penn Bancshares, Inc.	20,846
		77,376
	BASIC & DIVERSIFIED CHEMICALS – 1.3%
5,174	Dow Chemical Co.	226,414

	BUSINESS DEVELOPMENT COMPANIES & INVESTMENT COMPANIES – 1.8%
22,540	American Capital Ltd.*	313,531

	CARDIOVASCULAR DEVICES – 1.7%
4,685	Thoratec Corp.*	294,312

	CASINOS – 3.2%
14,343	Pinnacle Entertainment, Inc.*	541,735

	COMMERCIAL PROFITABLE SPECIALTY PHARMACEUTICALS – 5.1%
1,892	Allergan PLC*1	574,676
1,071	Depomed, Inc.*	28,842
6,036	Zoetis, Inc.[2]	270,836
		874,354
	COMPUTER STORAGE – 3.4%
23,206	EMC Corp.	577,133

	CONSTRUCTION MACHINERY – 1.4%
13,826	Manitowoc Co., Inc.	236,148

	CREDIT & DEBIT – 1.8%
8,700	PayPal Holdings, Inc.*	304,500

	CRUDE OIL & NATURAL GAS EXPLORATION & PRODUCTION – 1.6%
4,458	Hess Corp.	265,028

	DATA NETWORKING EQUIPMENT – 0.1%
4,066	Alcatel-Lucent - ADR*	13,459

	ENTERPRISE SOFTWARE – 0.0%
101	Solera Holdings, Inc.	4,865

	ENTERTAINMENT FACILITIES – 2.8%
6,769	Madison Square Garden Co. - Class A*	476,808

	GENERIC PHARMACEUTICALS – 1.1%
1,976	Mylan N.V.*1	97,990
496	Perrigo Co. PLC[1]	90,753
		188,743

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH SUPPLEMENT STORES – 2.5%
8,965	GNC Holdings, Inc. - Class A	$419,562

	HOUSING REIT – 1.6%
3,676	Home Properties, Inc. - REIT	272,796

	INSTITUTIONAL TRUST, FIDUCIARY & CUSTODY – 1.7%
7,165	Bank of New York Mellon Corp.	285,167

	INTERNET ADVERTISING PORTALS – 5.2%
7,555	IAC/InterActiveCorp[2]	527,339
11,025	Yahoo!, Inc.*	355,446
		882,785
	LIFE INSURANCE PREMIUMS – 0.4%
570	StanCorp Financial Group, Inc.	64,815

	LIMITED SERVICE RESTAURANTS – 2.6%
5,646	Yum! Brands, Inc.	450,381

	LOGIC, PROCESSORS & APPLICATION SPECIFIC – 9.7%
6,755	Altera Corp.	327,955
1,131	Atmel Corp.	9,240
12,847	Broadcom Corp. - Class A	663,805
11,361	QUALCOMM, Inc.[2]	642,805
		1,643,805
	MANAGED CARE – 2.1%
2,574	Cigna Corp.	362,394

	MANAGED CARE GOVERNMENT BUSINESS – 1.9%
1,796	Humana, Inc.	328,291

	MATURE BIOTECHNOLOGY – 2.5%
2,798	Amgen, Inc.[2]	424,681

	MEN'S CLOTHING STORES – 2.0%
6,066	Men's Wearhouse, Inc.	342,426

	MIDSTREAM - OIL & GAS – 1.3%
4,477	Williams Cos., Inc.	215,791

	MULTI ASSET CLASS REIT – 2.4%
29,565	NorthStar Realty Finance Corp. - REIT	415,388

	NURSING & RESIDENTIAL CARE – 3.9%
24,293	Brookdale Senior Living, Inc.*	666,114

	OILFIELD SERVICES & EQUIPMENT – 0.3%
870	Cameron International Corp.*	58,081

	P&C INSURANCE PREMIUMS – 4.4%
3,770	Chubb Corp.	455,454
3,906	HCC Insurance Holdings, Inc.	301,816
		757,270

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	PASSENGER CAR RENTAL & LEASING – 1.2%
4,802	Avis Budget Group, Inc.*	$211,912

	POWER GENERATION EQUIPMENT – 1.6%
9,996	BWX Technologies, Inc.	265,094

	TOTAL COMMODITY - RAIL – 1.8%
2,151	Canadian Pacific Railway Ltd.[1]	312,325

	TRAVEL INFORMATION & BOOKING WEBSITES – 0.6%
8,631	Orbitz Worldwide, Inc.*	98,998

	TOTAL COMMON STOCKS (Cost $14,047,418)	13,733,508

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.7%
	CALL OPTIONS – 0.5%
	Aetna, Inc.
11	Exercise Price: $135.00, Expiration Date: September 18, 2015	127
6	Exercise Price: $130.00, Expiration Date: October 16, 2015	504
5	Exercise Price: $135.00, Expiration Date: October 16, 2015	233
	Alcatel-Lucent - ADR
41	Exercise Price: $3.50, Expiration Date: December 18, 2015	1,025
	ARRIS Group, Inc.
12	Exercise Price: $37.50, Expiration Date: November 20, 2015	180
	AT&T, Inc.
38	Exercise Price: $35.00, Expiration Date: September 18, 2015	190
8	Exercise Price: $36.00, Expiration Date: September 18, 2015	12
3	Exercise Price: $35.00, Expiration Date: October 16, 2015	47
	Atmel Corp.
16	Exercise Price: $9.00, Expiration Date: September 18, 2015	520
13	Exercise Price: $10.00, Expiration Date: September 18, 2015	195
7	Exercise Price: $9.00, Expiration Date: October 16, 2015	350
12	Exercise Price: $10.00, Expiration Date: November 20, 2015	540
5	Exercise Price: $9.00, Expiration Date: January 15, 2016	438
32	Exercise Price: $10.00, Expiration Date: January 15, 2016	1,840
4	Exercise Price: $9.00, Expiration Date: February 19, 2016	400
	Avago Technologies Ltd.
4	Exercise Price: $150.00, Expiration Date: September 18, 2015	60
25	Exercise Price: $160.00, Expiration Date: October 16, 2015	937
6	Exercise Price: $160.00, Expiration Date: January 15, 2016	2,130
	Baxalta, Inc.
5	Exercise Price: $37.50, Expiration Date: September 18, 2015	500
3	Exercise Price: $40.00, Expiration Date: September 18, 2015	150
20	Exercise Price: $42.50, Expiration Date: November 20, 2015	1,600
12	Exercise Price: $45.00, Expiration Date: November 20, 2015	630

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	Brookdale Senior Living, Inc.
13	Exercise Price: $30.00, Expiration Date: January 15, 2016	$1,885
134	Exercise Price: $32.50, Expiration Date: January 15, 2016	14,740
	Canadian Pacific Railway Ltd.
257	Exercise Price: $180.00, Expiration Date: September 18, 2015	10,280
	Energy Transfer Equity LP
6	Exercise Price: $31.25, Expiration Date: September 18, 2015	195
23	Exercise Price: $32.50, Expiration Date: September 18, 2015	518
7	Exercise Price: $30.00, Expiration Date: October 16, 2015	857
33	Exercise Price: $32.50, Expiration Date: October 16, 2015	2,062
	GNC Holdings, Inc. - Class A
119	Exercise Price: $52.50, Expiration Date: December 18, 2015	17,552
	Halliburton Co.
6	Exercise Price: $45.00, Expiration Date: January 15, 2016	1,083
16	Exercise Price: $46.00, Expiration Date: January 15, 2016	2,520
	Marvell Technology Group Ltd.
7	Exercise Price: $13.00, Expiration Date: September 18, 2015	266
10	Exercise Price: $13.00, Expiration Date: January 15, 2016	850
	Micron Technology, Inc.
18	Exercise Price: $22.00, Expiration Date: January 15, 2016	1,206
21	Exercise Price: $23.00, Expiration Date: January 15, 2016	1,123
	Mylan N.V.
8	Exercise Price: $55.00, Expiration Date: September 18, 2015	308
6	Exercise Price: $60.00, Expiration Date: September 18, 2015	66
7	Exercise Price: $55.00, Expiration Date: October 16, 2015	739
	NorthStar Asset Management Group, Inc.
131	Exercise Price: $20.00, Expiration Date: December 18, 2015	6,877
	NorthStar Realty Finance Corp. - REIT
349	Exercise Price: $17.00, Expiration Date: December 18, 2015	7,852
	NXP Semiconductors N.V.
1	Exercise Price: $90.00, Expiration Date: September 18, 2015	170
5	Exercise Price: $105.00, Expiration Date: September 18, 2015	75
8	Exercise Price: $105.00, Expiration Date: October 16, 2015	520
28	Exercise Price: $110.00, Expiration Date: October 16, 2015	1,050
4	Exercise Price: $115.00, Expiration Date: October 16, 2015	120
3	Exercise Price: $115.00, Expiration Date: January 15, 2016	398
	Perrigo Co. PLC
1	Exercise Price: $200.00, Expiration Date: September 18, 2015	110
	QUALCOMM, Inc.
606	Exercise Price: $70.00, Expiration Date: September 18, 2015	1,212
	Royal Dutch Shell PLC - B Shares - ADR
26	Exercise Price: $65.00, Expiration Date: January 15, 2016	1,040
	Williams Cos., Inc.
5	Exercise Price: $52.50, Expiration Date: September 18, 2015	865

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	Williams Cos., Inc. (Continued)
19	Exercise Price: $55.00, Expiration Date: September 18, 2015	$1,757
8	Exercise Price: $55.00, Expiration Date: October 16, 2015	1,320
	Yahoo!, Inc.
229	Exercise Price: $42.00, Expiration Date: October 16, 2015	802

	TOTAL CALL OPTIONS (Cost $213,102)	93,026

	PUT OPTIONS – 0.2%
	Humana, Inc.
7	Exercise Price: $175.00, Expiration Date: September 18, 2015	945
	iShares Russell 2000 ETF
121	Exercise Price: $110.00, Expiration Date: September 18, 2015	13,976
	Marvell Technology Group Ltd.
14	Exercise Price: $8.00, Expiration Date: September 18, 2015	182
14	Exercise Price: $8.00, Expiration Date: October 16, 2015	210
	S&P 500 Index
3	Exercise Price: $1,730.00, Expiration Date: September 18, 2015	1,290
3	Exercise Price: $1,930.00, Expiration Date: September 18, 2015	8,475
	SPDR S&P 500 ETF Trust
2	Exercise Price: $190.00, Expiration Date: September 18, 2015	492

	TOTAL PUT OPTIONS (Cost $39,506)	25,570

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $252,608)	118,596

Number of Shares

	SHORT-TERM INVESTMENTS – 3.5%
600,737	Fidelity Institutional Money Market Portfolio - Class I, 0.129%[3]	600,737

	TOTAL SHORT-TERM INVESTMENTS (Cost $600,737)	600,737

	TOTAL INVESTMENTS – 84.8% (Cost $14,900,763)	14,452,841
	Other Assets in Excess of Liabilities – 15.2%	2,582,309

	TOTAL NET ASSETS – 100.0%	$17,035,150

	SECURITIES SOLD SHORT – (19.2)%
	COMMON STOCKS – (7.4)%
	BANKS – (0.1)%
(390)	BB&T Corp.	(14,399)

	CABLE & SATELLITE – (0.3)%
(325)	Charter Communications, Inc. - Class A*	(59,023)

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	DIVERSIFIED BANKS – (0.2)%
(482)	Royal Bank of Canada[1]	$(26,780)

	E-COMMERCE DISCRETIONARY – (0.6)%
(1,692)	Alibaba Group Holding Ltd. - ADR*	(111,875)

	LOGIC, PROCESSORS & APPLICATION SPECIFIC – (1.9)%
(2,561)	Avago Technologies Ltd.[1]	(322,609)

	MANAGED CARE – (1.4)%
(1,496)	Aetna, Inc.	(171,322)
(505)	Anthem, Inc.	(71,230)
		(242,552)
	METAL CONTAINERS & PACKAGING – (0.3)%
(871)	Ball Corp.	(57,408)

	MIDSTREAM - OIL & GAS – (0.1)%
(426)	Energy Transfer Equity LP	(11,949)

	OILFIELD SERVICES & EQUIPMENT – (0.3)%
(623)	Schlumberger Ltd.[1]	(48,201)

	PROPERTY & CASUALTY INSURANCE PREMIUMS – (1.4)%
(2,272)	ACE Ltd.[1]	(232,108)

	TELECOMMUNICATIONS EQUIPMENT – (0.8)%
(4,498)	ARRIS Group, Inc.*	(118,837)
(2,237)	Nokia OYJ - ADR	(13,959)
		(132,796)
	TOTAL COMMON STOCKS (Proceeds $1,329,837)	(1,259,700)

	EXCHANGE-TRADED FUNDS – (11.8)%
(727)	Consumer Discretionary Select Sector SPDR Fund	(54,511)
(865)	Energy Select Sector SPDR Fund	(57,462)
(2,601)	Financial Select Sector SPDR Fund	(60,941)
(129)	iShares Nasdaq Biotechnology ETF	(44,117)
(4,539)	iShares Russell 2000 ETF	(522,893)
(3,286)	iShares U.S. Real Estate ETF	(231,597)
(1,343)	Powershares QQQ Trust Series 1	(140,088)
(3,685)	SPDR S&P 500 ETF Trust	(728,414)
(582)	SPDR S&P Retail ETF	(54,446)
(2,945)	Technology Select Sector SPDR Fund	(118,477)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,135,464)	(2,012,946)

	TOTAL SECURITIES SOLD SHORT (Proceeds $3,465,301)	$(3,272,646)

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS – (0.1)%
	CALL OPTIONS – 0.0%
	Williams Cos., Inc.
(5)	Exercise Price: $57.50, Expiration Date: September 18, 2015	$(237)
(19)	Exercise Price: $60.00, Expiration Date: September 18, 2015	(466)

	TOTAL CALL OPTIONS (Proceeds $1,830)	(703)

	PUT OPTIONS – (0.1)%
	iShares Russell 2000 ETF
(121)	Exercise Price: $102.00, Expiration Date: September 18, 2015	(3,449)
	S&P 500 Index
(6)	Exercise Price: $1,830.00, Expiration Date: September 18, 2015	(6,390)
	SPDR S&P 500 ETF Trust
(2)	Exercise Price: $180.00, Expiration Date: September 18, 2015	(192)

	TOTAL PUT OPTIONS (Proceeds $18,397)	(10,031)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $20,227)	$(10,734)

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for securities sold short.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

SWAP CONTRACTS
TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity	Notional Amount	Pay/Receive Total Return on Reference Entity	Financing Rate[4]	Termination Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Morgan Stanley	Alent PLC	£44,020	Receive	0.51%	12/6/16	$-	$(541)
Morgan Stanley	BG Group PLC	£237,689	Receive	0.51	12/6/16	-	(24,561)
Morgan Stanley	Pace PLC	$250,298	Receive	0.19	3/1/16	-	(39,710)
Morgan Stanley	Rexam PLC	$166,452	Receive	0.19	3/1/16	-	(5,813)
Morgan Stanley	Royal Dutch Shell PLC - B Shares	£183,085	Pay	0.46	12/6/16	-	20,859
Morgan Stanley	Synergy Health PLC	£137,747	Receive	0.51	12/6/16	-	(18,592)
TOTAL TOTAL RETURN SWAP CONTRACTS						$-	$(68,358)

£ –	British Pound
[4]	Financing rate is based upon predetermined notional amounts.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
SUMMARY OF INVESTMENTS
As of August 31, 2015

Security Type/Category	Percent of Total Net Assets
Common Stocks
Logic, Processors & Application Specific	9.7%
Internet Advertising Portals	5.2%
Commercial Profitable Specialty Pharmaceuticals	5.1%
P&C Insurance Premiums	4.4%
Nursing & Residential Care	3.9%
Aircraft Parts	3.8%
Computer Storage	3.4%
Casinos	3.2%
Entertainment Facilities	2.8%
Limited Service Restaurants	2.6%
Mature Biotechnology	2.5%
Health Supplement Stores	2.5%
Multi Asset Class REIT	2.4%
Managed Care	2.1%
Men's Clothing Stores	2.0%
Managed Care Government Business	1.9%
Business Development Companies (BDC) & Investment Companies	1.8%
Total Commodity - Rail	1.8%
Credit & Debit	1.8%
Cardiovascular Devices	1.7%
Institutional Trust, Fiduciary & Custody	1.7%
Housing REIT	1.6%
Power Generation Equipment	1.6%
Crude Oil & Natural Gas Exploration & Production	1.6%
Construction Machinery	1.4%
Basic & Diversified Chemicals	1.3%
Midstream - Oil & Gas	1.3%
Passenger Car Rental & Leasing	1.2%
Generic Pharmaceuticals	1.1%
Advanced Materials	1.0%
Travel Information & Booking Websites	0.6%
Banks	0.5%
Life Insurance Premiums	0.4%
Oilfield Services & Equipment	0.3%
Analog Integrated Circuits	0.3%
Data Networking Equipment	0.1%
Enterprise Software	0.0%
Total Common Stocks	80.6%
Purchased Options Contracts
Call Options	0.5%
Put Options	0.2%
Total Purchased Options Contracts	0.7%

Ramius Event Driven Equity Fund
SUMMARY OF INVESTMENTS - Continued
As of August 31, 2015

Security Type/Category	Percent of Total Net Assets
Short-Term Investments	3.5%
Total Investments	84.8%
Other Assets in Excess of Liabilities	15.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2015

Assets:
Investments, at value (cost $14,648,155)	$14,334,245
Purchased options contracts, at value (cost $252,608)	118,596
Total investments, at value (cost $14,900,763)	14,452,841
Foreign currency, at value (cost $16,251)	16,178
Cash	578,232
Segregated cash at Broker	4,015,399
Receivables:
Investment securities sold	2,580,643
Unrealized appreciation on open swap contracts	20,859
Dividends and interest	15,929
Prepaid expenses	15,723
Total assets	21,695,804

Liabilities:
Securities sold short, at value (proceeds $3,465,301)	3,272,646
Written options contracts, at value (proceeds $20,227)	10,734
Foreign currency due to custodian, at value (proceeds $997)	947
Payables:
Investment securities purchased	1,210,373
Unrealized depreciation on open swap contracts	89,217
Unsettled loss on swap transactions	1,004
Advisory fees	1,474
Distribution fees (Note 7)	44
Auditing fees	17,501
Fund accounting fees	12,934
Transfer agent fees and expenses	12,673
Fund administration fees	8,085
Custody fees	7,386
Chief Compliance Officer fees	2,226
Trustees' fees and expenses	2,090
Dividends on securities sold short	657
Accrued other expenses	10,663
Total liabilities	4,660,654

Net Assets	$17,035,150

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of August 31, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$18,518,527
Accumulated net investment loss	(135,062)
Accumulated net realized loss on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and foreign currency transactions	(1,035,884)
Net unrealized appreciation (depreciation) on:
Investments	(313,910)
Purchased options contracts	(134,012)
Securities sold short	192,655
Written options contracts	9,493
Swap contracts	(68,358)
Foreign currency translations	1,701
Net Assets	$17,035,150

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$205,164
Shares of beneficial interest issued and outstanding	22,399
Redemption price*	9.16
Maximum sales charge (5.50% of offering price)**	0.53
Maximum offering price to public	$9.69

Class I Shares:
Net assets applicable to shares outstanding	$16,829,986
Shares of beneficial interest issued and outstanding	1,828,339
Offering and redemption price per share	$9.21

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2015

Investment Income:
Dividends (net of foreign tax withholding of $1,002)	$223,628
Interest	24,879
Total investment income	248,507

Expenses:
Advisory fees	244,801
Dividends on securities sold short	61,815
Fund accounting fees	51,667
Transfer agent fees and expenses	50,074
Interest expense	42,139
Fund administration fees	42,030
Registration fees	32,586
Custody fees	27,841
Legal fees	17,990
Auditing fees	16,751
Chief Compliance Officer fees	12,785
Miscellaneous	10,996
Shareholder reporting fees	8,992
Trustees' fees and expenses	4,801
Offering costs	1,724
Insurance fees	1,199
Distribution fees (Note 7)	558
Total expenses	628,749
Advisory fees waived	(224,999)
Net expenses	403,750
Net investment loss	(155,243)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Written Options Contracts, Swap Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(324,037)
Purchased options contracts	(140,263)
Securities sold short	(184,843)
Written options contracts	80,215
Swap contracts	80,477
Foreign currency transactions	(30,768)
Net realized loss	(519,219)
Net change in unrealized appreciation/depreciation on:
Investments	(1,290,860)
Purchased options contracts	(62,340)
Securities sold short	235,136
Written options contracts	(16,919)
Swap contracts	(102,126)
Foreign currency translations	1,701
Net change in unrealized appreciation/depreciation	(1,235,408)
Net increase from payments by affiliates (Note 3)	275
Net realized and unrealized loss on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and foreign currency	(1,754,352)

Net Decrease in Net Assets from Operations	$(1,909,595)

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2015	For the Period September 30, 2013* through August 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(155,243)		$(116,658)
Net realized gain (loss) on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and foreign currency transactions	(519,219)		144,681
Net change in unrealized appreciation/depreciation on investments, purchased options contracts,
securities sold short, written options contracts, swap contracts and foreign currency translations	(1,235,408)		922,977
Net increase from payments by affiliates (Note 3)	275		−
Net increase (decrease) in net assets resulting from operations	(1,909,595)		951,000

Distributions to Shareholders:
From net realized gains:
Class A	(7,339)		(563)
Class I	(550,317)		(32,774)
Total distributions to shareholders	(557,656)		(33,337)

Capital Transactions:
Net proceeds from shares sold:
Class A	13,000		288,302
Class I	722,446		21,857,383
Reinvestment of distributions:
Class A	7,275		557
Class I	392,306		30,908
Cost of shares redeemed:
Class A	(23,274)		(66,059)
Class I1	(2,762,066)		(1,876,040)
Net increase (decrease) in net assets from capital transactions	(1,650,313)		20,235,051

Total increase (decrease) in net assets	(4,117,564)		21,152,714

Net Assets:
Beginning of period	21,152,714		−
End of period	$17,035,150		$21,152,714

Accumulated net investment income (loss)	$(135,062)	$	−

Capital Share Transactions:
Shares sold:
Class A	1,316		28,855
Class I	74,306		2,174,931
Shares reinvested:
Class A	774		55
Class I	41,602		3,072
Shares redeemed:
Class A	(2,375)		(6,226)
Class I	(285,241)		(180,331)

Net increase (decrease) in capital share transactions	(169,618)		2,020,356

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $3 and $462, respectively.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2015	For the Period September 30, 2013* through August 31, 2014

Net asset value, beginning of period	$10.45	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.86)	0.57
Total from investment operations	(0.97)	0.48
Less Distributions:
From net realized gains	(0.32)	(0.03)

Redemption fee proceeds[1]	−	−

Net asset value, end of period	$9.16	$10.45

Total return[2]	(9.40)%	4.77%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$205	$237

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.71%	3.81%	[4]
After fees waived and expenses absorbed	2.47%	2.25%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.34)%	(2.55)%	[4]
After fees waived and expenses absorbed	(1.10)%	(0.99)%	[4]
Portfolio turnover rate	815%	1,188%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within 18 months of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2015	For the Period September 30, 2013* through August 31, 2014

Net asset value, beginning of period	$10.47	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.86)	0.57
Total from investment operations	(0.94)	0.50
Less Distributions:
From net realized gains	(0.32)	(0.03)

Redemption fee proceeds[1]	− [2]	−	[2]

Net asset value, end of period	$9.21	$10.47

Total return[3]	(9.09)%	4.97%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,830	$20,916

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.46%	3.56%	[5]
After fees waived and expenses absorbed	2.22%	2.00%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.09)%	(2.30)%	[5]
After fees waived and expenses absorbed	(0.85)%	(0.74)%	[5]
Portfolio turnover rate	815%	1,188%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2015

Note 1 – Organization
Ramius Event Driven Equity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

Transactions in options contracts written for the year ended August 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at August 31, 2014	592	$56,592
Options written	3,177	596,794
Options terminated in closing purchasing transactions	(2,997)	(540,496)
Options expired	(597)	(77,818)
Options exercised	(22)	(14,845)
Outstanding at August 31, 2015	153	$20,227

(e) Total Return Swap Contracts
The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

(f) When-Issued Securities
The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities; no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

(g) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $24,142, which were amortized over a one-year period from September 30, 2013 (commencement of operations).

In conjunction with the use of short sales, the Fund may be required to maintain collateral in various forms. At August 31, 2015, such collateral is denoted in the Fund’s Schedule of Investments. Also in conjunction with the use of short sales, options contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At August 31, 2015, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period September 30, 2013 (commencement of operations) through August 31, 2014 and as of and during the year ended August 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

(i) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Advisors, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.35% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and, if necessary, to absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.90% and 1.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until December 31, 2015, and it may be terminated before that date only by the Trust's Board of Trustees.

For the year ended August 31, 2015, the Advisor waived advisory fees totaling $224,999. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At August 31, 2015, the amount of these potentially recoverable expenses was $470,551. The Advisor may recapture all or a portion of this amount no later than August 31 of the years stated below:

2017	$245,552
2018	224,999

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2015, are reported on the Statement of Operations.

An affiliate reimbursed the Fund $275 for certain transactions not meeting the investment guidelines for the Fund. This reimbursement had no impact to the Fund’s net asset value per share or total return.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

Note 4 – Federal Income Taxes
At August 31, 2015, the cost of investments on a tax basis and gross unrealized appreciation and depreciation on investments owned by the Fund for federal income tax purposes were as follows:

Cost of investments	$15,475,894

Gross unrealized appreciation	$256,259
Gross unrealized depreciation	(1,279,312)
Net unrealized depreciation on investments	$(1,023,053)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(50,503)	$20,181	$30,322

As of August 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(512,259)
Net unrealized depreciation on investments	(1,023,053)
Other differences	51,935
Total accumulated deficit	$(1,483,377)

“Other differences” in the above table are primarily attributable to net unrealized appreciation/(depreciation) on securities sold short and swap contracts. These differences may or may not be utilized in future tax years.

Losses incurred after October 31 ("post-October" losses), and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of August 31, 2015, the Fund had $126,919 of post-October losses, which are deferred until September 1, 2015 for tax purposes.

As of August 31, 2015, the Fund had $133,216 of qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

As of August 31, 2015, the Fund had a short-term capital loss carryover of $243,052, which is not subject to expiration.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$559,722	$33,337
Net long-term capital gains	1,838	-
Total taxable distributions	561,560	33,337
Total distributions paid	$561,560	$33,337

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended August 31, 2015, the Fund received $3 in redemption fees.

Note 6 – Investment Transactions
For the year ended August 31, 2015, purchases and sales of investments, excluding short-term investments, options contracts and swap contracts, were $107,816,655 and $110,848,876, respectively. For the same period, proceeds from securities sold short and short securities covered were $51,895,827 and $50,807,595, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended August 31, 2015, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Common Stocks**	$13,733,508	$-	$-	$13,733,508
Purchased Options Contracts	40,914	77,682	-	118,596
Short-Term Investments	600,737	-	-	600,737
Total Investments	14,375,159	77,682	-	14,452,841
Other Financial Instruments***
Swap Contracts	-	20,859	-	20,859
Total Assets	$14,375,159	$98,541	$-	$14,473,700

Liabilities
Securities Sold Short
Common Stocks**	$1,259,700	$-	$-	$1,259,700
Exchange-Traded Funds	2,012,946	-	-	2,012,946
Total Securities Sold Short	3,272,646	-	-	3,272,646
Written Options Contracts	10,734	-	-	10,734
Other Financial Instruments***
Swap Contracts	-	89,217	-	89,217
Total Liabilities	$3,283,380	$89,217	$-	$3,372,597

*	The Fund did not hold any Level 3 securities at period end.
**	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
***
Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts and swap contracts during the year ended August 31, 2015.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of August 31, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$118,596	Written options contracts, at value	$10,734
	Unrealized appreciation on open swap contracts	20,859	Unrealized depreciation on open swap contracts	89,217
Total		$139,455		$99,951

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity contracts	$(138,636)	$79,824	$80,477	$21,665
Volatility contracts	(1,627)	391	-	(1,236)
Total	$(140,263)	$80,215	$80,477	$20,429

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity contracts	$(62,337)	$(16,919)	$(102,126)	$(181,382)
Volatility contracts	(3)	-	-	(3)
Total	$(62,340)	$(16,919)	$(102,126)	$(181,385)

The notional amount of swap contracts and the number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of August 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	1,216
	Written options contracts	Number of contracts	(264)
	Swap contracts	Notional amount	$828,272
Volatility contracts	Purchased options contracts	Number of contracts	6
	Written options contracts	Number of contracts	(6)

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

Description/Financial Instrument/ Statement of Assets and Liabilities Category	Gross Amounts Recognized in Statement of Assets and Liabilities	Amounts Not Offset in Statement of Assets and Liabilities		Net Amount
		Financial Instruments*	Cash Collateral**
Unrealized appreciation on open swap contracts – asset receivable	$20,859	$(20,859)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	89,217	(20,859)	68,358	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Ramius Event Driven Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Ramius Event Driven Equity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 30, 2013 (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Event Driven Equity Fund as of August 31, 2015, and the results of its operations for the year then ended, the statements of changes in its net assets and its financial highlights for the year then ended and for the period September 30, 2013 through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2015

Ramius Event Driven Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the year ended August 31, 2015, 7.88% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the year ended August 31, 2015, 8.62% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Long Term Capital Gain Designation
For the year ended August 31, 2015, the Fund designates $1,838 as long-term capital gain distributions.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.

Ramius Event Driven Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

Ramius Event Driven Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Ramius Event Driven Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Advisors, LLC (the “Investment Advisor”) with respect to the Ramius Event Driven Equity Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the HFRX Event Driven Index, the S&P 500 Index, and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Event Driven fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Long/Short Equity fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The materials reviewed by the Board indicated that the total return of the Fund for the one-year period was above the return of the HFRX Event Driven Index but below the returns of the S&P 500 Index (by 10.01%), the median return of the Performance Universe by 0.87% and median return of the Performance Peer Group by 0.74%. The Trustees considered that the Fund had significantly outperformed the HFRX Event Driven Index, which is the Fund’s performance benchmark. The Trustees also considered that although the Fund’s performance in 2014 placed it in the fourth quartile of funds in its Performance Universe, the Fund’s performance in the first quarter of 2015 placed it in the 8th percentile of funds in the Performance Universe, and the Fund’s improved performance coincided with several changes implemented by the Investment Advisor in the Fund’s investment strategies, including among other things an increased allocation to merger arbitrage and a change in the Fund’s hedging strategy.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Ramius Event Driven Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the materials reviewed by the Board indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were above the Expense Peer Group and Expense Universe medians by 0.10%. The Board noted, however, that during the year ended April 30, 2015, the Investment Advisor had waived a significant portion of its advisory fees with respect to the Fund because of its low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee. The Trustees also considered that the Investment Advisor does not manage any other client assets using the same strategy as that of the Fund, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the Expense Peer Group median by 0.15% and the Expense Universe median by 0.11%. The Board noted, however, that the Fund’s average net assets as of May 31, 2015, were significantly lower than the average asset size of funds in the Expense Peer Group and the Expense Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2014, noting that the Investment Advisor had waived a significant portion of its fees and had not realized any profits with respect to the Fund. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ramius Event Driven Equity Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 – 8/31/15
Class A
Actual Performance	$1,000.00	$949.20	$12.15
Hypothetical (5% annual return before expenses)	1,000.00	1,012.74	12.55
Class I
Actual Performance	$1,000.00	$951.40	$10.94
Hypothetical (5% annual return before expenses)	1,000.00	1,014.00	11.29

*
Expenses are equal to the Fund’s annualized expense ratios of 2.47% and 2.22% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ramius Event Driven Equity Fund
a series of Investment Managers Series Trust

Investment Advisor
Ramius Advisors, LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Event Driven Equity Fund – Class A	REDAX	461 41P 578
Ramius Event Driven Equity Fund – Class I	REDIX	461 41P 560

Privacy Principles of the Ramius Event Driven Equity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Event Driven Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Event Driven Equity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-672-6487.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$15,000	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	11/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	11/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	11/9/2015